EXHIBIT 10.2

AMENDMENT

to

8% SECURED CONVERTIBLE NOTE

DUE NOVEMBER 30, 2019

This Amendment (“Amendment”) to the 8% Secured Convertible Notes due November 30, 2019, dated November 17, 2017 and November 29, 2017 (the “Notes”) is entered into and effective as of the last date indicated below, by and between Intellinetics, Inc., a Nevada corporation (the “Company”) and the holders of the Notes (the “Holders”).

WHEREAS, Company and the Holders entered into the Notes, effective November 17, 2017, and November 29, 2017; and

WHEREAS, the Notes may be amended in accordance with Section 9.e of the Notes by a written instrument signed by the Company and the holders of at least 51% in principal amount of the then outstanding Notes (the “Required Holders”).

WHEREAS, the Company and the Required Holders desire to amend the Notes to permit the Company to extend the Maturity Date and specify the interest rate applicable as of the date hereof until the Maturity Date, as modified herein.

NOW THEREFORE, the parties agree as follows:

1. The second paragraph of the recitals to the Notes is hereby amended and modified to change the Maturity Date to December 31, 2020.

2. Except as set forth herein, the terms of the Notes shall remain in full force and effect.

3. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Notes.

4. This Amendment may be signed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date of the last signature of a Required Holder hereto.

REQUIRED HOLDER	REQUIRED HOLDER (IF JOINT)

Print Entity Name:
(if applicable)

/s/ Required Holders
Print Name: Required Holders	Print Name:
Date:	Date:

Signature Page to Amendment to 8% Secured Convertible Note

INTELLINETICS, INC.

By:	/s/ James F. DeSocio
Name:	James F. DeSocio
Title:	President and Chief Executive Officer

Signature Page to Amendment to 8% Secured Convertible Note